SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 17, 2004
                                                 -------------------------------


                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-110968                   52-1495132
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street, Edison, New Jersey                              08837
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
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                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.     Other Events
            ------------

                  Attached as an exhibit are certain Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA")) and Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the PSA) furnished to Chase Mortgage Finance Corporation (the "Company") by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2004-S3 (such classes, the "Certificates").

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-110968) (the "Registration Statement"). The Company hereby incorporates the attached Structural Term Sheets and Computational Materials by reference in the Registration Statement.

                  Any statement or information contained in the attached Structural Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99) Structural Term Sheets and Computational Materials prepared by Goldman, Sachs &
                                                Co. in connection with
                                                certain classes of the Chase
                                                Mortgage Finance Corporation,
                                                Multi-Class Mortgage
                                                Pass-Through Certificates,
                                                Series 2004-S3.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MORTGAGE FINANCE CORPORATION



      February 24, 2004
                                   By:  /s/ Eileen Lindblom
                                      -----------------------------------
                                      Eileen Lindblom
                                      Vice President


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                              INDEX TO EXHIBITS
                              -----------------




                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

   (99)           Structural Term Sheets and                (E)
                  Computational Materials prepared
                  by Goldman, Sachs & Co. in
                  connection with certain classes of
                  the Chase Mortgage Finance
                  Corporation, Multi-Class
                  Mortgage Pass-Through Certificates,
                  Series 2004-S3.